EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the CyCare Systems, Inc. 1995 Long-Term Incentive Plan of our report dated February 17, 1995, with respect to the consolidated financial statements of CyCare Systems, Inc. included in its Annual Report (Form 10-K) for the year ended December 31, 1994, filed with the Securities and Exchange Commission.


                                                   ERNST & YOUNG LLP

Phoenix, Arizona
June 14, 1995